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                                                                      EXHIBIT 32



                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Uniprop Manufactured Housing Income Fund (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul M Zlotoff, General Partner of the Partnership, Gloria A. Koster, Principal Financial Officer, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2003.


P.I. Associates Limited Partnership its General Partner

/s/ Paul M. Zlotoff
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By: Paul M Zlotoff, its General Partner



/s/ Gloria A. Koster
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By: Gloria A. Koster, its Principal Financial Officer